UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21507

Wells Fargo Advantage Utilities & High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

ITEM 1. REPORT TO SHAREHOLDERS

<INSERT ANNUAL REPORT HERE>

Wells Fargo Advantage

Utilities and High Income Fund

Annual Report

August 31, 2011

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utilities and High Income Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Utilities and High Income Fund for the 12-month period that ended August 31, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing in a straight line during the first eight months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and long-term debt credit downgrades within the U.S., further added to investor anxiety. Despite all of the distractions, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified1 investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunities as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first eight months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4% . While still positive, it’s a much slower pace of growth than experienced in the second half of 2010, and it’s notably lower than consensus forecasts. Nevertheless, the second estimate of second-quarter 2011 GDP, which was released on August 26th, was 1.0%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace.

Jobs and housing remained troublesome.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs during the entire 2010 calendar year, below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activity are considered key to long-term economic growth by many observers, the persistent weakness in both areas bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season in late 2010, and industrial production and new orders have picked up. Although still reluctant to hire,

1.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Letter to Shareholders	Wells Fargo Advantage Utilities and High Income Fund	3

businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25% . On June 22, 2011, in its final statement during the first half of the year, the Federal Reserve (Fed) reiterated that the economic recovery “is proceeding at a moderate pace,” but that “recent labor market indicators have been weaker than anticipated.” At its meeting on August 9th, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Fed established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

The debt-ceiling debate became the focus of the summer.

During the final two months of the reporting period, both bonds and equities experienced an unusually high level of volatility not typical for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other summer activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+2. While this move did not diminish the role that U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets. Further supporting equities during the period was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the market demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising contagion fears around the eurozone sovereign debt crisis. The final six weeks of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt ceiling impasse and the renewed fears that Greece would default on its sovereign

2.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Utilities and High Income Fund	Letter to Shareholders

debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses toward the end of August.

After the S&P 500 Index3 and the Dow Jones Industrial Average4 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off in late July and early August pushed the major indexes into negative territory for the year. On a year-to-date basis, the S&P 500 Index posted a total return of -3.08% through August 31.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during most of the first eight months of 2011. Considering the shape of the curve, the best-performing maturities across most segments of the fixed-income market were longer-dated bonds. For example, for the 12 month period that ended August 31, the five- to 10-year range of the Treasury market posted a total return of 6.6%, while the one- to five-year maturities returned 2.6% . The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

In typical fashion, the high-yield fixed-income market moved in the same direction as equities throughout the reporting period. As a result, high yield was among the strongest-performing bond sectors through the first 10 months of the reporting period, bolstered by improving corporate fundamentals and by less risk-aversion from investors. In fact, as of June 30, the Barclays Capital U.S. Corporate High Yield Bond Index5 had produced a year-to-date total return of 4.97%, as compared with a 2.22% total return for the Barclays Capital U.S. Treasury Index6. However, as the debt-ceiling debate and the Greek debt crisis became the focus of the marketplace, many investors reduced their exposure to riskier assets, including high-yield bonds. As a result, the high-yield markets significantly

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

5.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

6.	The Barclays Capital U.S. Treasury Index is an index of U.S. Treasury Securities. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Utilities and High Income Fund	5

underperformed almost every bond sector in August. As of August 31st, the high-yield index recorded a year-to-date total return of 1.94%, while still recording a 12-month total return of 8.39% . By comparison, the U.S. Treasury index returned 6.98% and 4.17% on a year-to-date and one-year basis, respectively.

The Fund continued to balance risk and income generation.

Considering the uncertain trajectory of the U.S. and global economies and the level of volatility that emerged during the period, the Wells Fargo Advantage Utilities and High Income Fund continued to focus on balancing the income needs of the Fund with the risks and uncertainty within the marketplace. As a result, the Fund’s equity holdings maintained their exposure to preferred stocks during the period, which continued to offer a high level of income relative to comparable assets. The Fund also continued to selectively invest in the telecommunication services sector to take advantage of its compelling yields and attractive valuations. Throughout the period, the high-yield bond sleeve remained positioned with less overall risk than the broader high-yield market, maintaining less exposure to highly leveraged and lower-rated companies. The Fund also remained focused on issues with less interest-rate sensitivity, particularly by increasing exposure to floating-rate securities and by decreasing holdings in longer-dated fixed-rate securities.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Shares	Value

Common Stocks: 68.94%

Consumer Discretionary: 6.19%

Media: 6.19%
Comcast Corporation Class A	47,900	$1,030,329
Mediaset SpA	1,310,000	5,067,680
Telecomunicacoes de Sao Paulo SA	18,600	590,922

		6,688,931

Energy: 6.27%

Oil, Gas & Consumable Fuels: 6.27%
Enbridge Incorporated	30,000	992,100
EQT Corporation	15,000	897,300
Southwestern Energy Company	25,000	948,750
Spectra Energy Corporation	100,000	2,597,000
The Williams Companies Incorporated	50,000	1,349,500

		6,784,650

Financials: 4.64%

Capital Markets: 0.42%
optionsXpress Holdings Incorporated	35,600	448,560

Consumer Finance: 4.22%
MasterCard Incorporated	9,000	2,967,390
Visa Incorporated Class A	18,200	1,599,416

		4,566,806

Industrials: 0.09%

Construction & Engineering: 0.09%
Ameresco Incorporated Class A	9,000	100,260

Information Technology: 0.74%

IT Services: 0.74%
Convergys Corporation	75,000	798,750

Telecommunication Services: 14.17%

Diversified Telecommunication Services: 11.60%
BCE Incorporated	16,000	642,080
France Telecom SA	150,000	2,865,819
Shenandoah Telecommunications Company(i)	40,000	549,200
Tele2 AB Series B	325,000	6,825,777
Telecom Italia RSP	357,100	391,208
Windstream Corporation	100,000	1,270,000

		12,544,084

Wireless Telecommunication Services: 2.57%
Portugal Telecom SGPS SA ADR	224,096	1,929,467
Sprint Nextel Corporation	190,200	715,152
Vimpelcom Limited ADR	400	4,504
Vodafone Group plc ADR	5,000	131,700

		2,780,823

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	7

Security Name	Shares	Value

Utilities: 36.84%

Electric Utilities: 23.95%
American Electric Power Company Incorporated	600	$23,178
CenterPoint Energy Incorporated	50,000	1,000,500
CH Energy Group Incorporated	500	28,095
Chesapeake Midstream Partner LP	5,000	139,350
Chesapeake Utilities Corporation	200	8,158
China Hydroelectric Company ADR	10,000	26,400
Duke Energy Corporation	500	9,455
Edison International	2,000	74,380
Enel SpA	500,000	2,438,684
Entergy Corporation	1,000	65,210
FirstEnergy Corporation	25,000	1,106,250
Great Plains Energy Incorporated	150,000	2,932,500
Hawaiian Electric Industries Incorporated	100,000	2,402,000
ITC Holdings Corporation	36,000	2,723,760
Nextera Energy Incorporated	70,000	3,970,400
Northeast Utilities	100,000	3,470,000
NSTAR	1,000	45,720
NV Energy Incorporated	75,000	1,119,000
Pepco Holdings Incorporated	100	1,948
Portland General Electric Company	75,000	1,809,000
Progress Energy Incorporated	400	19,520
South Jersey Industries Incorporated	200	10,306
The Southern Company	60,000	2,481,600

		25,905,414

Gas Utilities: 5.00%
El Paso Corporation	25,000	478,500
MDU Resources Group Incorporated	500	10,670
National Fuel Gas Company	80,000	4,908,000
New Jersey Resources Corporation	200	9,422

		5,406,592

Multi-Utilities: 2.65%
Dominion Resources Incorporated	300	14,622
Public Service Enterprise Group Incorporated	50,000	1,706,500
Sempra Energy	19,900	1,045,148
Wisconsin Energy Corporation	3,000	94,920

		2,861,190

Water Utilities: 5.24%
American Water Works Company Incorporated	50,000	1,489,000
Middlesex Water Company	25,000	454,750
Pennichuck Corporation	130,000	3,721,900

		5,665,650

Total Common Stocks (Cost $69,775,594)		74,551,710

8	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 29.90%

Consumer Discretionary: 5.66%

Auto Components: 0.62%
Allison Transmission Incorporated 144A	7.13%	05/15/2019	$250,000	$231,875
Cooper Tire & Rubber Company	7.63	03/15/2027	215,000	195,113
Goodyear Tire & Rubber Company	10.50	05/15/2016	218,000	238,438

				665,426

Diversified Consumer Services: 0.84%
Carriage Services Incorporated	7.88	01/15/2015	185,000	182,225
Service Corporation International	6.75	04/01/2016	100,000	104,750
Service Corporation International	7.50	04/01/2027	465,000	434,775
Service Corporation International	8.00	11/15/2021	40,000	42,600
Service Corporation International Series WI	7.00	06/15/2017	25,000	26,125
StoneMor Partners LP	10.25	12/01/2017	125,000	120,625

				911,100

Hotels, Restaurants & Leisure: 1.35%
Ameristar Casinos Incorporated 144A	7.50	04/15/2021	75,000	74,813
Burger King Corporation	9.88	10/15/2018	75,000	80,063
Chukchansi Economic Development Authority 144A	3.92	11/15/2012	100,000	73,250
Cinemark USA Incorporated 144A	7.38	06/15/2021	75,000	72,563
Citycenter Holdings LLC 144A	7.63	01/15/2016	25,000	24,313
Citycenter Holdings LLC 144A¥	11.50	01/15/2017	131,947	126,669
DineEquity Incorporated 144A	9.50	10/30/2018	250,000	259,375
Greektown Superholdings Incorporated Series A	13.00	07/01/2015	300,000	309,750
Greektown Superholdings Incorporated Series B	13.00	07/01/2015	150,000	153,375
Scientific Games Corporation	9.25	06/15/2019	60,000	61,800
Speedway Motorsports Incorporated	6.75	02/01/2019	25,000	23,750
Speedway Motorsports Incorporated	8.75	06/01/2016	120,000	126,600
Yonkers Racing Corporation 144A	11.38	07/15/2016	75,000	78,375

				1,464,696

Media: 2.37%
Cablevision Systems Corporation	8.63	09/15/2017	145,000	153,700
CCH II Capital Corporation	13.50	11/30/2016	605,000	698,775
Charter Communications Incorporated Step Bond 144A	10.88	09/15/2014	595,000	641,856
CSC Holdings LLC	7.88	02/15/2018	50,000	52,875
DISH DBS Corporation	7.88	09/01/2019	115,000	122,188
Gray Television Incorporated	10.50	06/29/2015	50,000	48,250
Interactive Data Corporation 144A	10.25	08/01/2018	100,000	106,000
Lamar Media Corporation	7.88	04/15/2018	25,000	25,313
Lamar Media Corporation Series C	9.75	04/01/2014	25,000	27,875
LIN Television Corporation	8.38	04/15/2018	75,000	77,625
Local TV Finance LLC 144A¥	9.25	06/15/2015	100,000	92,250
NAI Entertainment Holdings LLC 144A	8.25	12/15/2017	75,000	75,750
Regal Cinemas Corporation	8.63	07/15/2019	200,000	207,000
Salem Communications Corporation	9.63	12/15/2016	230,000	233,738

				2,563,195

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Specialty Retail: 0.27%
Gap Incorporated	5.95%	04/12/2021	$50,000	$47,419
Limited Brands Incorporated	6.63	04/01/2021	25,000	25,313
RadioShack Corporation	6.75	05/15/2019	75,000	70,125
Rent A Center Incorporated 144A	6.63	11/15/2020	25,000	24,000
Toys R Us Property Company LLC	8.50	12/01/2017	125,000	127,500

				294,357

Textiles, Apparel & Luxury Goods: 0.21%
Oxford Industries Incorporated	11.38	07/15/2015	200,000	222,000

Consumer Staples: 0.27%

Food Products: 0.27%
Darling International Incorporated 144A	8.50	12/15/2018	25,000	27,063
Del Monte Food Company 144A	7.63	02/15/2019	50,000	49,625
Dole Food Company Incorporated	13.88	03/15/2014	181,000	210,413

				287,101

Energy: 5.04%

Energy Equipment & Services: 0.91%
Bristow Group Incorporated	7.50	09/15/2017	110,000	112,200
Dresser Rand Group Incorporated 144A	6.50	05/01/2021	75,000	73,500
Gulfmark Offshore Incorporated	7.75	07/15/2014	225,000	226,688
Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	260,000	256,100
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	55,000	54,450
Oil States International Incorporated 144A	6.50	06/01/2019	50,000	50,000
PHI Incorporated	8.63	10/15/2018	200,000	199,500
Pride International Incorporated	8.50	06/15/2019	10,000	12,891

				985,329

Oil, Gas & Consumable Fuels: 4.13%
Amerigas Partners Finance Corporation	6.25	08/20/2019	225,000	218,813
Chesapeake Energy Corporation	9.50	02/15/2015	255,000	288,150
Coffeyville Resources Energy Incorporated 144A	9.00	04/01/2015	45,000	47,700
Coffeyville Resources Energy Incorporated 144A	10.88	04/01/2017	100,000	111,000
Consol Energy Incorporated	8.25	04/01/2020	165,000	177,375
Denbury Resources Incorporated	6.38	08/15/2021	25,000	24,500
Denbury Resources Incorporated	8.25	02/15/2020	25,000	26,344
El Paso Corporation	6.50	09/15/2020	45,000	48,545
El Paso Corporation	7.25	06/01/2018	175,000	193,725
El Paso Corporation	7.42	02/15/2037	90,000	94,511
El Paso Corporation	7.80	08/01/2031	100,000	112,045
Encore Acquisition Company	9.50	05/01/2016	50,000	54,750
Energy Transfer Equity	7.50	10/15/2020	300,000	307,500
Ferrellgas LP	6.50	05/01/2021	50,000	44,875
Ferrellgas LP	9.13	10/01/2017	200,000	205,000
Forest Oil Corporation	7.25	06/15/2019	95,000	94,050
Forest Oil Corporation	8.50	02/15/2014	65,000	69,550
Hilcorp Energy Company 144A	7.75	11/01/2015	50,000	51,000
Holly Corporation	9.88	06/15/2017	220,000	240,900
Inergy Holdings LP 144A	6.88	08/01/2021	50,000	48,000

10	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Inergy Holdings LP 144A	7.00%	10/01/2018	$50,000	$48,625
Newfield Exploration Company	6.88	02/01/2020	55,000	56,925
Overseas Shipholding Group Incorporated	7.50	02/15/2024	75,000	53,063
Peabody Energy Corporation	7.88	11/01/2026	390,000	426,075
Penn Virginia Corporation	10.38	06/15/2016	10,000	10,900
Petrohawk Energy Corporation	7.88	06/01/2015	95,000	102,600
Petrohawk Energy Corporation	10.50	08/01/2014	60,000	67,800
Pioneer Natural Resource Company	7.50	01/15/2020	145,000	162,292
Plains Exploration & Production Company	8.63	10/15/2019	325,000	352,625
Regency Energy Partners	6.88	12/01/2018	25,000	25,500
Sabine Pass LNG LP	7.25	11/30/2013	250,000	247,500
Sabine Pass LNG LP	7.50	11/30/2016	200,000	197,000
Suburban Propane Partners LP	7.38	03/15/2020	25,000	25,438
Susser Holdings LLC	8.50	05/15/2016	125,000	130,625
Tesoro Corporation(i)	9.75	06/01/2019	90,000	98,100

				4,463,401

Financials: 7.28%

Capital Markets: 0.72%
E*TRADE Financial Corporation¥	12.50	11/30/2017	68,000	78,200
Nuveen Investments Incorporated	5.50	09/15/2015	225,000	186,750
Nuveen Investments Incorporated 144A	10.50	11/15/2015	150,000	144,750
Nuveen Investments Incorporated	10.50	11/15/2015	250,000	238,750
Oppenheimer Holdings Incorporated	8.75	04/15/2018	125,000	125,000

				773,450

Commercial Banks: 0.83%
CapitalSource Incorporated 144A	12.75	07/15/2014	215,000	258,538
CIT Group Incorporated 144A	5.25	04/01/2014	75,000	72,563
CIT Group Incorporated	7.00	05/04/2015	425,000	422,875
CIT Group Incorporated	7.00	05/01/2016	100,000	99,500
CIT Group Incorporated	7.00	05/01/2017	50,000	49,375

				902,851

Consumer Finance: 3.10%
American General Finance Corporation	5.40	12/01/2015	125,000	106,250
American General Finance Corporation	5.75	09/15/2016	50,000	42,000
American General Finance Corporation	6.50	09/15/2017	50,000	41,750
Calpine Construction Finance Corporation 144A	7.25	10/15/2017	400,000	405,000
Calpine Construction Finance Corporation 144A	8.00	06/01/2016	125,000	132,188
Clearwire Communications Finance Corporation 144A	12.00	12/01/2015	130,000	122,850
GMAC LLC	6.75	12/01/2014	36,000	36,090
GMAC LLC	6.88	09/15/2011	6,000	6,000
GMAC LLC	6.88	08/28/2012	146,000	148,920
Homer City Funding LLC	8.73	10/01/2026	142,089	115,092
International Lease Finance Corporation	6.75	09/01/2016	50,000	50,500
International Lease Finance Corporation	8.63	09/15/2015	75,000	76,500
JBS USA Finance Incorporated	11.63	05/01/2014	420,000	466,200
Nielsen Finance LLC	7.75	10/15/2018	425,000	438,813
Nielsen Finance LLC	11.50	05/01/2016	49,000	55,738

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Finance (continued)
Springleaf Finance Corporation	6.90%	12/15/2017	$175,000	$147,875
Sprint Capital Corporation	6.88	11/15/2028	675,000	604,125
Sprint Capital Corporation	6.90	05/01/2019	120,000	118,200
Sprint Capital Corporation	8.38	03/15/2012	235,000	242,050

				3,356,141

Diversified Financial Services: 1.20%
Ally Financial Incorporated 144A	8.30	02/12/2015	825,000	866,250
General Motors Financial Company Incorporated 144A	6.75	06/01/2018	100,000	99,500
Leucadia National Corporation	8.13	09/15/2015	313,000	336,084

				1,301,834

Insurance: 0.54%
Emigrant Bancorp Incorporated(i)144A	6.25	06/15/2014	225,000	201,806
HUB International Holdings Incorporated 144A	10.25	06/15/2015	275,000	260,563
USI Holdings Corporation	9.75	05/15/2015	125,000	118,125

				580,494

REIT: 0.89%
Dupont Fabros Technology Incorporated	8.50	12/15/2017	565,000	596,075
Host Marriott Corporation	9.00	05/15/2017	30,000	32,850
MPT Operating Partnership LP 144A	6.88	05/01/2021	125,000	119,063
Omega Healthcare Investors 144A	6.75	10/15/2022	125,000	120,000
Ventas Incorporated	9.00	05/01/2012	90,000	94,156

				962,144

Health Care: 0.89%

Health Care Equipment & Supplies: 0.16%
Biomet Incorporated 144A	10.38	10/15/2017	60,000	63,300
Biomet Incorporated	11.63	10/15/2017	100,000	107,000

				170,300

Health Care Providers & Services: 0.61%
Apria Healthcare Group	11.25	11/01/2014	70,000	68,950
Aviv Healthcare Properties LP 144A	7.75	02/15/2019	100,000	99,500
Centene Corporation	5.75	06/01/2017	75,000	72,375
HCA Incorporated	6.50	02/15/2020	100,000	101,125
HCA Incorporated	7.50	02/15/2022	75,000	74,250
Health Management plc	6.13	04/15/2016	50,000	48,750
Healthsouth Corporation	7.25	10/01/2018	25,000	25,063
Healthsouth Corporation	7.75	09/15/2022	25,000	25,000
Sabra Health Care Corporation	8.13	11/01/2018	150,000	142,875

				657,888

Life Sciences Tools & Services: 0.05%
Community Health Systems Incorporated Series WI	8.88	07/15/2015	50,000	50,688

Pharmaceuticals: 0.07%
Mylan Incorporated 144A	6.00	11/15/2018	25,000	24,875
Mylan Incorporated 144A	7.63	07/15/2017	25,000	26,688
Mylan Incorporated 144A	7.88	07/15/2020	25,000	26,750

				78,313

12	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Industrials: 2.14%

Aerospace & Defense: 0.75%
Alliant Techsystems Incorporated	6.75%	04/01/2016	$225,000	$226,688
Digitalglobe Incorporated	10.50	05/01/2014	50,000	53,625
Geoeye Incorporated	9.63	10/01/2015	55,000	61,463
Hexcel Corporation	6.75	02/01/2015	53,000	53,928
Huntington Ingalls Industries Incorporated 144A	7.13	03/15/2021	25,000	23,500
L-3 Communications Holdings Incorporated	6.38	10/15/2015	360,000	366,300
Transdigm Group Incorporated	7.75	12/15/2018	25,000	25,438

				810,942

Commercial Services & Supplies: 0.81%
Casella Waste Systems Incorporated	11.00	07/15/2014	220,000	235,675
Corrections Corporation of America	6.25	03/15/2013	60,000	60,150
Corrections Corporation of America	7.75	06/01/2017	95,000	100,938
Geo Group Incorporated	7.75	10/15/2017	125,000	131,250
Iron Mountain Incorporated	8.38	08/15/2021	155,000	160,425
KAR Holdings Incorporated	4.25	05/01/2014	75,000	72,750
NCO Group Incorporated	11.88	11/15/2014	125,000	115,625

				876,813

Industrial Conglomerates: 0.22%
Otter Tail Corporation	9.00	12/15/2016	215,000	235,425

Machinery: 0.29%
Cleaver-Brooks Incorporated 144A	12.25	05/01/2016	55,000	54,863
Columbus Mckinnon Corporation 144A	7.88	02/01/2019	75,000	73,875
CPM Holdings Incorporated	10.63	09/01/2014	150,000	159,375
Titan International Incorporated 144A	7.88	10/01/2017	25,000	26,250

				314,363

Professional Services: 0.02%
CDRT Merger Sub Incorporated 144A	8.13	06/01/2019	25,000	23,313

Road & Rail: 0.05%
RailAmerica Incorporated	9.25	07/01/2017	50,000	54,000

Information Technology: 2.15%

Communications Equipment: 0.37%
Avaya Incorporated	9.75	11/01/2015	75,000	63,750
EchoStar DBS Corporation	7.13	02/01/2016	50,000	51,000
Lucent Technologies Incorporated	6.45	03/15/2029	155,000	133,300
Lucent Technologies Incorporated Series B	2.88	06/15/2025	160,000	152,200

				400,250

Computers & Peripherals: 0.18%
Seagate Technology HDD Holdings	6.80	10/01/2016	50,000	50,750
Seagate Technology HDD Holdings 144A	6.88	05/01/2020	25,000	23,938
Seagate Technology HDD Holdings 144A	7.00	11/01/2021	25,000	23,625
Seagate Technology HDD Holdings 144A	7.75	12/15/2018	100,000	99,250

				197,563

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Electronic Equipment, Instruments & Components: 0.76%
Jabil Circuit Incorporated	8.25%	03/15/2018	$620,000	$699,050
Viasystem Group Incorporated 144A	12.00	01/15/2015	115,000	126,069

				825,119

Internet Software & Services: 0.09%
Equinix Incorporated	8.13	03/01/2018	95,000	100,700

IT Services: 0.75%
Audatex North American Incorporated	6.75	06/15/2018	25,000	24,563
Fidelity National Information Services Incorporated	7.88	07/15/2020	100,000	104,000
First Data Corporation	11.25	03/31/2016	275,000	231,000
SunGard Data Systems Incorporated	7.38	11/15/2018	50,000	47,625
SunGard Data Systems Incorporated	7.63	11/15/2020	25,000	23,875
SunGard Data Systems Incorporated	10.25	08/15/2015	275,000	280,500
Unisys Corporation 144A	12.75	10/15/2014	47,000	52,640
Unisys Corporation 144A	14.25	09/15/2015	36,000	41,490

				805,693

Materials: 1.24%

Chemicals: 0.50%
Huntsman International LLC	5.50	06/30/2016	140,000	134,925
LBI Escrow Corporation 144A	8.00	11/01/2017	75,000	83,063
Lyondell Chemical Company	11.00	05/01/2018	240,241	268,169
Solutia Incorporated	7.88	03/15/2020	50,000	53,250

				539,407

Containers & Packaging: 0.14%
Crown Americas LLC	7.63	05/15/2017	25,000	26,688
Graham Packaging Company Incorporated	9.88	10/15/2014	100,000	101,500
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	25,000	26,125

				154,313

Metals & Mining: 0.39%
Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	295,000	318,231
Novelis Incorporated	8.38	12/15/2017	50,000	51,625
Novelis Incorporated	8.75	12/15/2020	50,000	52,625

				422,481

Paper & Forest Products: 0.21%
Clearwater Paper Corporation	10.63	06/15/2016	70,000	76,650
Georgia-Pacific Corporation	8.88	05/15/2031	125,000	149,897

				226,547

Telecommunication Services: 3.16%

Diversified Telecommunication Services: 1.75%
Citizens Communications Company	7.88	01/15/2027	200,000	180,000
Frontier Communications Corporation	8.13	10/01/2018	60,000	62,025
Frontier Communications Corporation	8.25	05/01/2014	140,000	149,450
GCI Incorporated 144A	6.75	06/01/2021	75,000	73,875

14	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Telecommunication Services (continued)
GCI Incorporated	8.63%	11/15/2019	$150,000	$160,688
Intelsat Jackson Holdings Limited 144A	7.25	04/01/2019	50,000	48,250
Intelsat Jackson Holdings Limited 144A	7.50	04/01/2021	25,000	24,188
Intelsat Jackson Holdings Limited	9.50	06/15/2016	300,000	311,250
Qwest Corporation	7.50	06/15/2023	180,000	177,525
Qwest Corporation	7.63	08/03/2021	20,000	21,047
Qwest Corporation	8.88	03/15/2012	200,000	206,750
SBA Telecommunications Incorporated	8.00	08/15/2016	50,000	52,625
SBA Telecommunications Incorporated	8.25	08/15/2019	25,000	26,438
U.S. West Communications Incorporated	7.25	09/15/2025	125,000	123,750
Windstream Corporation	7.88	11/01/2017	265,000	278,581

				1,896,442

Wireless Telecommunication Services: 1.41%
Allbritton Communications Company	8.00	05/15/2018	100,000	97,250
CC Holdings GS V LLC 144A	7.75	05/01/2017	50,000	53,500
Cricket Communications Incorporated	7.75	10/15/2020	175,000	155,750
Cricket Communications Incorporated Series I	7.75	05/15/2016	125,000	126,563
Crown Castle International Corporation	7.13	11/01/2019	10,000	10,250
MetroPCS Communications Incorporated	6.63	11/15/2020	250,000	233,750
MetroPCS Communications Incorporated	7.88	09/01/2018	50,000	50,688
Sprint Nextel Corporation Series D	7.38	08/01/2015	475,000	467,281
Syniverse Holdings Incorporated 144A	9.13	01/15/2019	325,000	325,000

				1,520,032

Utilities: 2.07%

Electric Utilities: 1.76%
Aquila Incorporated Step Bond	11.88	07/01/2012	794,000	861,101
Energy Future Holdings Corporation¥	12.00	11/01/2017	49,556	41,875
IPALCO Enterprises Incorporated 144A	5.00	05/01/2018	75,000	72,642
Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	438,432	477,891
NRG Energy Incorporated	7.38	01/15/2017	250,000	257,500
NRG Energy Incorporated	8.50	06/15/2019	185,000	188,700

				1,899,709

Gas Utilities: 0.04%
AmeriGas Partners LP	6.50	05/20/2021	50,000	49,000

Independent Power Producers & Energy Traders: 0.27%
Dynegy Holding Incorporated	7.63	10/15/2026	190,000	107,350
Reliant Energy Incorporated	9.24	07/02/2017	95,082	96,508
Reliant Energy Incorporated	9.68	07/02/2026	10,000	10,050
RRI Energy Incorporated	7.63	06/15/2014	50,000	50,500
RRI Energy Incorporated	7.88	06/15/2017	30,000	29,100

				293,508

Total Corporate Bonds and Notes (Cost $31,324,487)				32,336,328

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	15

Security Name		Dividend Yield	Shares	Value

Preferred Stocks: 8.24%

Financials: 0.04%

Consumer Finance: 0.04%
GMAC Capital Trust I		8.13%	2,200	$46,726

Utilities: 8.20%

Electric Utilities: 3.86%
Great Plains Energy Incorporated		12.00	50,000	3,043,500
Interstate Power & Light Company		8.38	38,513	1,126,505

				4,170,005

Multi-Utilities: 4.34%
Scana Corporation		7.70	165,000	4,695,900

Total Preferred Stocks (Cost $8,587,592)				8,912,631

	Interest Rate	Maturity Date	Principal

Term Loans: 3.38%
Arrowhead General Insurance Agency Incorporated	7.50%	03/03/2017	$99,750	96,758
Capital Automotive LP	5.00	03/10/2017	293,613	273,794
CCM Merger Incorporated<	7.00	03/01/2017	366,245	353,426
Coinmach Corporation	3.28	11/20/2014	272,626	237,184
Fairpoint Communications Incorporated	6.50	01/22/2016	375,000	310,313
Federal Mogul Corporation	2.14	12/29/2014	32,769	29,697
Federal Mogul Corporation	2.15	12/28/2015	16,719	15,141
First Data Corporation	2.97	09/24/2014	475,437	417,859
Gray Television Incorporated	3.71	12/31/2014	71,445	65,347
HHI Holdings LLC	7.00	03/21/2017	99,750	94,513
Local TV Finance LLC	2.23	05/07/2013	106,284	94,593
Merisant Company(i)	7.50	01/08/2014	80,063	78,596
NCO Group Incorporated	7.82	05/15/2013	70,062	68,180
Newsday LLC	10.50	08/01/2013	365,000	376,863
Panolam Industries International	8.25	12/31/2013	21,912	19,502
Springleaf Finance Corporation	5.50	05/10/2017	100,000	92,625
Texas Competitive Electric Holdings Company LLC	3.71	10/10/2014	1,296,940	985,674
WASH Multifamily Laundry Systems LLC	7.00	08/28/2014	49,744	49,247

Total Term Loans (Cost $3,891,624)				3,659,312

			Shares

Warrants: 0.00%

Utilities: 0.00%

Electric Utilities: 0.00%
China Hydroelectric Company ADR†			10,000	1,350

Total Warrants (Cost $12,000)				1,350

16	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Yankee Corporate Bonds and Notes: 0.81%

Consumer Discretionary: 0.08%

Media: 0.08%
Videotron Limited	9.13%	04/15/2018	$75,000	$81,938

Energy: 0.20%

Oil, Gas & Consumable Fuels: 0.20%
Griffin Coal Mining Company Limited 144A^^	9.50	12/31/2049	225,339	213,227

Financials: 0.20%

Consumer Finance: 0.11%
Wind Acquisition Finance SA 144A	11.75	07/15/2017	110,000	114,125

Diversified Financial Services: 0.09%
Ship Finance International Limited	8.50	12/15/2013	105,000	100,800

Materials: 0.14%

Metals & Mining: 0.06%
Teck Resources Limited	10.75	05/15/2019	55,000	67,925

Paper & Forest Products: 0.08%
Sappi Limited 144A	7.50	06/15/2032	100,000	85,000

Telecommunication Services: 0.19%

Diversified Telecommunication Services: 0.01%
Global Crossing Limited	12.00	09/15/2015	5,000	5,713

Wireless Telecommunication Services: 0.18%
Digicel Group Limited 144A			20,000	22,400
Intelsat Limited			175,000	182,875

				205,275

Total Yankee Corporate Bonds and Notes (Cost $798,783)				874,003

	Yield		Shares

Investment Companies: 0.00%
Eaton Vance Limited Duration Income Trust			264	4,013

Total Investment Companies (Cost $2,328)				4,013

Short-Term Investments: 8.40%

Investment Companies: 8.40%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.05		9,078,947	9,078,947

Total Short-Term Investments (Cost $9,078,947)				9,078,947

Total Investments in Securities
(Cost $123,471,355)*	119.67%	129,418,294
Other Assets and Liabilities, Net	(19.67)	(21,272,299)

Total Net Assets	100.00%	$108,145,995

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	17

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

^^	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

<	All or a portion of the position represents an unfunded loan commitment.

†	Non-income earning security.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $124,040,156 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,357,034
Gross unrealized depreciation	(8,978,896)

Net unrealized appreciation	$5,378,138

The following table shows the percent of total long-term investments by geographic location as of August 31, 2011 (Unaudited):

United States	80.3%
Italy	6.6%
Sweden	5.7%
France	2.4%
Portugal	1.6%
Canada	1.6%
Bermuda	0.5%
Brazil	0.5%
Cayman Islands	0.2%
Australia	0.2%
Luxembourg	0.2%
United Kingdom	0.1%
Austria	0.1%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2011 (Unaudited):

BBB	5.5%
BB	37.3%
B	46.6%
CCC	10.6%

100.0%

The following table shows the percent of total bonds based on effective maturity as of August 31, 2011 (Unaudited):

Less than 1 year	8.1%
1 to 3 year(s)	19.7%
3 to 5 years	35.8%
5 to 10 years	26.6%
10 to 20 years	9.3%
20 to 30 years	0.5%

100.0%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utilities and High Income Fund	Statement of Assets and Liabilities—August 31, 2011

Assets
Investments
In unaffiliated securities, at value	$120,339,347
In affiliated securities, at value	9,078,947

Total investments, at value (see cost below)	129,418,294
Cash	318,997
Foreign currency, at value (see cost below)	622,904
Receivable for securities sold	263,842
Dividends and interest receivable	1,439,616
Prepaid expenses and other assets	35,968

Total assets	132,099,621

Liabilities
Dividends payable	690,572
Payable for securities purchased	897,541
Secured borrowing payable	22,003,101
Advisory fee payable	68,910
Due to other related parties	5,743
Accrued expenses and other liabilities	287,759

Total liabilities	23,953,626

Net assets	$108,145,995

NET ASSETS REPRESENTED BY
Paid-in capital	$151,145,852
Overdistributed net investment income	(436,585)
Accumulated net realized losses on investments	(48,549,152)
Net unrealized gains on investments	5,985,880

Total net assets	$108,145,995

NET ASSET VALUE PER SHARE
Based on $108,145,995 divided by 9,207,605 common shares issued and outstanding (unlimited number of common shares authorized)	$11.75

Total investments, at cost	$123,471,355

Foreign currency, at cost	$624,559

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	19

Investment income
Dividends*	$7,279,034
Interest	3,205,160
Income from affiliated securities	8,616

Total investment income	10,492,810

Expenses
Advisory fee	803,814
Administration fee	66,985
Custody and accounting fees	21,053
Professional fees	60,742
Shareholder report expenses	43,238
Trustees’ fees and expenses	12,785
Transfer agent fees	26,669
Interest expense	278,299
Secured borrowing fees	21,241
Other fees and expenses	50,532

Total expenses	1,385,358

Net investment income	9,107,452

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,893,062
Written options	114,551

Net realized gains on investments	3,007,613

Net change in unrealized gains (losses) on investments	909,241

Net realized and unrealized gains (losses) on investments	3,916,854

Net increase in net assets resulting from operations	$13,024,306

* Net of foreign withholding taxes of	$869,591

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Utilities and High Income Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011	Year Ended August 31, 2010

Operations
Net investment income	$9,107,452	$5,346,993
Net realized gains on investments	3,007,613	761,910
Net change in unrealized gains (losses) on investments	909,241	2,877,761

Net increase in net assets resulting from operations	13,024,306	8,986,664

Distributions to shareholders from
Net investment income	(8,285,334)	(4,848,035)
Tax basis return of capital	0	(5,644,957)

Total distributions to shareholders	(8,285,334)	(10,492,992)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	162,439	1,064,214

Total increase (decrease) in net assets	4,901,411	(442,114)

Net assets
Beginning of period	103,244,584	103,686,698

End of period	$108,145,995	$103,244,584

Overdistributed net investment income	$(436,585)	$(765,075)

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows—Year Ended August 31, 2011	Wells Fargo Advantage Utilities and High Income Fund	21

Cash flows from operating activities:
Net increase in net assets resulting from operations	$13,024,306

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(87,226,019)
Proceeds from sale of securities	91,172,333
Amortization	(130,251)
Purchase of short-term investment securities, net	(2,487,109)
Decrease in dividends and interest receivable	351,467
Decrease in receivable for securities sold	608,226
Decrease in prepaid expenses and other assets	5,906
Increase in payable for securities purchased	389,143
Increase in advisory fee payable	450
Increase in due to other related parties	38
Decrease in accrued expenses and other liabilities	(36,006)
Decrease in payable to custodian bank	(2,692,310)
Unrealized appreciation on investments	(909,241)
Net realized gains on written options	(114,551)
Net realized gains on unaffiliated securities	(2,893,062)

Net cash provided by operating activities	9,063,320

Cash flows from financing activities:
Cash distributions paid	(8,121,873)
Increase in secured borrowing	454

Net cash used in financing activities	(8,121,419)

Net increase in cash	941,901

Cash (including foreign currency):
Beginning of period	$0

End of period	$941,901

Supplemental cash disclosure:
Cash paid for interest	$278,299

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$162,439

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Utilities and High Income Fund	Financial Highlights

(For a share outstanding throughout each period)
	Year Ended August 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.38	$17.50	$24.05	$23.16
Income from investment operations
Net investment income	0.99 [1]	0.59 [1]	0.97 [1]	2.49 [1]	2.81 [1]
Net realized and unrealized gains (losses) on investments	0.43	0.41	(5.29)	(4.18)	2.37
Distributions to preferred shareholders from
Net investment income	0	0	0	(0.33)	(0.30)
Net realized gains	0	0	0	0	(0.20)

Total from investment operations	1.42	1.00	(4.32)	(2.02)	4.68
Distributions to shareholders from
Net investment income	(0.90)	(0.53)	(1.00)[1]	(2.76)	(3.79)
Net realized gains	0	0	0	(1.77)	0
Tax basis return of capital	0	(0.62)[1]	(0.80)[1]	0	0

Total distributions to common shareholders	(0.90)	(1.15)	(1.80)	(4.53)	(3.79)
Net asset value, end of period	$11.75	$11.23	$11.38	$17.50	$24.05
Market value, end of period	$11.03	$11.23	$12.49	$21.02	$27.30
Total return based on market value[2]	5.99%	(1.24)%	(30.46)%	(7.86)%	34.05%
Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$108,146	$103,245	$103,687	$156,384	$209,066
Liquidation value of preferred shares, end of period (thousands)	N/A	N/A	N/A	N/A	$80,000
Asset coverage ratio, end of period	N/A	N/A	N/A	N/A	360%
Portfolio turnover rate	64%	59%	137%	153%	117%
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.24%	1.52%	2.25%	1.89%	1.42%
Expenses excluding waivers/reimbursements and expense reductions	1.24%	2.52%	3.44%	1.92%	1.42%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	0.99%	1.33%	1.55%	1.37%	1.20%
Interest expense	0.25%	0.19%	0.70%	0.52%	0.22%
Net investment income	8.14%	5.19%	8.75%	10.33%[3]	9.41%[3]

1.	Calculated based on average common shares outstanding during the period.

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reporting. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3.	The net investment income ratio reflects distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Utilities and High Income Fund	23

1. ORGANIZATION

Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of

24	Wells Fargo Advantage Utilities and High Income Fund	Notes to Financial Statements

foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Credit default swaps

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all

Notes to Financial Statements	Wells Fargo Advantage Utilities and High Income Fund	25

the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within

26	Wells Fargo Advantage Utilities and High Income Fund	Notes to Financial Statements

the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(493,628)	$494,261	$(633)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of August 31, 2011, Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $47,984,272 with $20,548,693 expiring in 2017 and $27,435,579 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Utilities and High Income Fund	27

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$56,962,542	$17,589,168	$0	$74,551,710
Preferred stocks	8,865,905	46,726	0	8,912,631
Warrants	0	1,350	0	1,350
Investment companies	4,013	0	0	4,013
Corporate bonds and notes	0	31,751,878	584,450	32,336,328
Term loans	0	2,244,602	1,414,710	3,659,312
Yankee corporate bonds and notes	0	874,003	0	874,003
Short-term investments
Investment companies	9,078,947	0	0	9,078,947
	$74,911,407	$52,507,727	$1,999,160	$129,418,294

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $12,130,280 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities due to movements against a specified benchmark were necessary at August 31, 2011.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Term loans	Total
Balance as of August 31, 2010	$0	$0	$0
Accrued discounts (premiums)	0	9,920	9,920
Realized gains (losses)	0	1,158	1,158
Change in unrealized gains (losses)	0	(49,238)	(49,238)
Purchases	0	1,105,416	1,105,416
Sales	0	(29,408)	(29,408)
Transfers into Level 3	584,450	376,862	961,312
Transfers out of Level 3	0	0	0
Balance as of August 31, 2011	$584,450	$1,414,710	$1,999,160
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$(49,238)	$(49,238)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management Incorporated, an affiliate

28	Wells Fargo Advantage Utilities and High Income Fund	Notes to Financial Statements

of Funds Management, and Crow Point Partners, LLC are each investment sub-advisers to the Fund and are each entitled to receive a fee at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual fee of 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended August 31, 2011 and the year ended August 31, 2010, the Fund issued 13,611 and 84,763 common shares, respectively.

6. BORROWINGS

The Fund had secured debt financing in April 2008 from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem all of its outstanding Preferred Shares. The Facility was refinanced on April 26, 2010, and amended on April 25, 2011, with a new borrowing facility, administered by a different major financial institution, with a commitment amount of $25 million and a 364 day term (“Refinancing Facility”). As of August 31, 2011, the Fund had borrowed $22 million under the Refinancing Facility. The Fund’s borrowings under the Refinancing Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. During the year ended August 31, 2011, an effective interest rate of 1.25% was incurred on the borrowings. Interest expense of $278,299, representing 0.25% of the Fund’s average daily net assets applicable to common shareholders, was incurred during the year ended August 31, 2011. The Fund has pledged its assets to secure the borrowings and pays a commitment fee at an annual rate equal to (a) 0.20% as of any date upon which the loan balance exceeds 50% of the facility amount and (b) 0.30% as of any other date when the loan balance is less than 50% of the facility amount. Prior to April 25, 2011, the commitment fee was equal to (a) 0.30% as of any date upon which the loan balance exceeded 50% of the facility amount and (b) 0.50% as of any other date when the loan balance was less than 50% of the facility amount. The secured borrowing fees on the Statement of Operations represents structuring fees and commitment fees. Of this amount, $4,418 represents structuring fees relating to the Refinancing Facility.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), were $82,064,964 and $80,936,036, respectively, for the year ended August 31, 2011.

As of August 31, 2011, the Fund had unfunded loan commitments of $208,938.

8. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into purchased and written options for economic hedging purposes.

During the year ended August 31, 2011, the Fund had written option activities as follows:

	Call Options		Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2010	0	$0	0	$0
Options written	498	47,599	550,709	78,726
Options expired	(190)	(19,168)	(550,709)	(78,726)
Options terminated in closing purchase transactions	(287)	(27,807)	0	0
Options exercised	(21)	(624)	0	0
Options outstanding at August 31, 2011	0	$0	0	$0

As of August 31, 2011, the Fund did not have any open written options but had total premiums received that averaged $2,573 and $5,437 for call and put options, respectively, during the year ended August 31, 2011. During the year ended August 31, 2011, the Fund had purchased put options with an average cost of $16,036.

Notes to Financial Statements	Wells Fargo Advantage Utilities and High Income Fund	29

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2011 was as follows for the Fund:

	Amount of Realized Gains (Losses) on Derivatives			Change in Unrealized Gains (Losses) on Derivatives
	Unaffiliated Securities		Written Options	Unaffiliated Securities		Written Options
Equity contracts	$(222,760	)*	$114,551	$0	*	$0

*	Amount relates to purchased options

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Year ended August 31,
	2011	2010
Ordinary Income	$8,285,334	$4,848,035
Return of Capital	0	5,644,957

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryforward
$327,292	$5,417,079	$(47,984,272)

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in the utilities industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund whose investments are not heavily weighted in any industry.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income
August 17, 2011	September 14, 2011	October 3, 2011	$0.075
September 16, 2011	October 17, 2011	November 1, 2011	$0.075
October 21, 2011	November 16, 2011	December 1, 2011	$0.075

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Utilities and High Income Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2011 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utilities and High Income Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Utilities and High Income Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34.49% of ordinary income dividends paid during the fiscal year ended August 31, 2011 qualified for the dividends received deduction.

Pursuant to Section 854 of the Internal Revenue Code, $6,992,199 of income dividends paid during the fiscal year ended August 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $2,280,671 has been designated as interest-related dividends for nonresident alien shareholders

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

32	Wells Fargo Advantage Utilities and High Income Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Utilities and High Income Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

34	Wells Fargo Advantage Utilities and High Income Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Utilities and High Income Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved each of: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Crow Point (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to the Fund, specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Sub-Advisers.

Other Information (Unaudited)	Wells Fargo Advantage Utilities and High Income Fund	35

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of the Universe for the periods under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board noted that the Fund significantly outperformed its benchmark for the fourth quarter of 2010. The Board was satisfied that the Fund’s investment performance was being appropriately monitored and that Funds Management and the Sub-Advisers were taking appropriate actions with respect to the Fund’s investment performance and requested continued reports on the performance of the Fund.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were lower than the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, were acceptable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did

36	Wells Fargo Advantage Utilities and High Income Fund	Other Information (Unaudited)

not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Fund to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Fund, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Fund and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the multiple channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

Automatic Dividend Reinvestment Plan	Wells Fargo Advantage Utilities and High Income Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

38	Wells Fargo Advantage Utilities and High Income Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Web site: www.wellsfargo.com/advantagefunds

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205331 10-11 AUHIF/AR134 08-11

ITEM 2. CODE OF ETHICS

As of the end of the period, August 31, 2011, Wells Fargo Advantage Utilities & High Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Utilities & High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Audit Fees were $60,400 and $44,500, respectively.

(b) Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended August 31, 2010 and August 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Tax Fees were $0 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Tax Fees were $0 and $236,650, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees — There were no other fees incurred for the fiscal years ended August 31, 2010 and August 31, 2011.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Utilities & High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended August 31, 2010 and August 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

For the fiscal year ended August 31, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $570,000. The non-audit fees for the year ended August 31, 2010 consisted of the aggregate fees for non-audit services rendered to the Fund and the investment advisor.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 25, 2010

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b)	Funds Management Proxy Committee

(i) Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group (“Risk Metrics”), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.

(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

• The name of the issuer of the portfolio security;

• The exchange ticker symbol of the portfolio security;

• The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

• The shareholder meeting date;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether the Fund cast its vote on the matter;

• How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

• Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Loans to Officers

THE FUNDS will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Contested Election of Directors or Trustees

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.	CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting

Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.	CASE-BY-CASE

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Supermajority Vote Provisions

THE FUNDS will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.	CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and THE FUNDS will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

THE FUNDS will follow the Risk Metrics capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.	CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.	AGAINST

For reverse stock splits, THE FUNDS will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.	FOR

THE FUNDS will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.	CASE-BY-CASE

THE FUNDS will generally vote in favor of forward stock splits.	FOR

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

In addition, THE FUNDS will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, THE FUNDS will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

THE FUNDS will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation

Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals that seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

THE FUNDS will evaluate a change in a company’s state of incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.	CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.	CASE-BY-CASE

In addition, THE FUNDS will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.	CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien,

Mr. O’Brien is jointly responsible for managing the Fund, which he has managed since 2004. Mr. O’Brien is a Managing Partner of Crow Point Partners LLC, an investment management firm and the sub-adviser for three Wells Fargo Advantage Funds. Prior to forming Crow Point in 2006, he was a Managing Director and Senior Portfolio Manager with the Value Equity team of Evergreen Investments’ Equity Management group. Education: B.A., University of Massachusetts, MBA in finance, Wharton School. He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Nordenfelt joined Wells Capital Management in 2003, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.S., Economics, University of California, Berkeley.

Philip Susser,

Mr. Susser is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Susser joined Wells Capital Management in 2001, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended August 31, 2011.

NOTE: Wells Fargo Advantage Utilities and High Income Fund is not included in the numbers below except to list it at the top.

Other Accounts	#	$	mil	8/31/2011
Wells Fargo Advantage Utilities and High Income Fund - High Income	1		$38.62

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	22
Total assets of above accounts (millions)	$2,344.1	$402.7	$2,250.8

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$276.0	$0.0

Phil Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	22
Total assets of above accounts (millions)	$2,344.1	$402.7	$2,250.8

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$276.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2011:

Wells Fargo Advantage Utilities and High Income Fund
Timothy O’Brien	$10,001-$50,000
Phil Susser	none
Niklas Nordenfelt	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Utilities & High Income Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Utilities & High Income Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: October 27, 2011

By:	/s/ Kasey L. Phillips
Kasey L. Phillips
Treasurer

Date: October 27, 2011